Exhibit 10.5

                             CONDOR SYSTEMS, INC.


                                   as Issuer


                               CEI SYSTEMS, INC.


                                 as Guarantor


                                 $100,000,000


              11 7/8% Series A Senior Subordinated Notes due 2009


                              Purchase Agreement


                                 April 8, 1999



                         DONALDSON, LUFKIN & JENRETTE
                            SECURITIES CORPORATION


                     NATIONSBANC MONTGOMERY SECURITIES LLC



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                                 $100,000,000


              11 7/8% Series A Senior Subordinated Notes due 2009


                            of Condor Systems, Inc.


                              PURCHASE AGREEMENT





                                                                 April 8, 1999

DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION
NATIONSBANC MONTGOMERY SECURITIES LLC
c/o Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue
New York, New York 10172

Dear Sirs:

     Condor Systems, Inc., a California corporation (the "Company"), proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and NationsBanc Montgomery Securities LLC (each, an "Initial Purchaser" and collectively, the "Initial Purchasers") an aggregate of $100,000,000 in principal amount of its 11 7/8% Series A Senior Subordinated Notes due 2009 (the "Series A Notes"), subject to the terms and conditions set forth herein. The Series A Notes are to be issued pursuant to the provisions of an indenture (the "Indenture"), to be dated as of the Closing Date (as defined below), among the Company, CEI Systems, Inc. (the "Guarantor") and State Street Bank and Trust Company, as trustee (the "Trustee"). The Series A Notes and the Series B Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "Notes." The Notes will be guaranteed (the "Note Guarantees") by the Guarantor. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture or, if not defined therein, the Merger Agreement (as defined below).

     The Series A Notes are being issued and sold in connection with the merger (the "Merger") of WDC Acquisition Corp., a California corporation ("Merger Sub") with and into the Company, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of March 8, 1999, among the Company, Merger Sub and certain of the existing shareholders of the Company. In connection with the Merger, (i) the Company will enter into a syndicated senior secured loan facility pursuant to the credit agreement, to be dated the Closing Date, by and among NationsBanc Montgomery Securities LLC, as arranger, Bank of America, as administrative agent, and the lenders named therein (including any agreements related thereto, the "Credit Agreement") and (ii) certain affiliates of DLJ and other persons will purchase certain outstanding shares of capital stock of the Company (the "Purchase") from the existing holders thereof or purchase shares of capital stock of Merger Sub (the "Investment"), in each case as defined and specified in the Merger Agreement and as described in the Offering


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Memorandum (as defined below). Unless the context otherwise requires, the
"Company" shall refer to Condor Systems, Inc. both before and after giving effect to the Merger.

     1. Offering Memorandum. The Series A Notes will be offered and sold to the Initial Purchasers pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Company and the Guarantor have prepared a preliminary offering memorandum, dated March 19, 1999 (the "Preliminary Offering Memorandum") and a final offering memorandum, dated April 8, 1999 (the "Offering Memorandum"), relating to the Series A Notes.

     Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Series A Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

                           "THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN
                  REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE
                  HOLDER:

                           (1) REPRESENTS THAT (A) IT IS A "QUALIFIED
                  INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT)(A "QIB"), (B) IT HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI"),

                           (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE
                  TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF REGULATION S OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES ACT, (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SENIOR SUBORDINATED NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND

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

                           (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO
                  WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                  AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING."

     2. Agreements to Sell and Purchase. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to each of the Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, the principal amount of Series A Notes set forth opposite the name of such Initial Purchaser on Schedule A hereto at a purchase price equal to 97% of the principal amount thereof (the "Purchase Price").

     3. Terms of Offering. The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "Exempt Resales") of the Series A Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs") and (ii) to persons permitted to purchase the Series A Notes in offshore transactions in reliance upon Regulation S under the Act (each, a "Regulation S Purchaser") (such persons specified in clauses (i) and (ii) being referred to herein as the "Eligible Purchasers"). The Initial Purchasers will offer the Series A Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

     Holders (including subsequent transferees) of the Series A
Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Series A Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantor will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Company's 11 7/8% Series B Senior Subordinated Notes due 2009 (the "Series B Notes"), to be offered in exchange for the Series A Notes (such offer to exchange being referred to as the "Exchange Offer") and the Note Guarantees or (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Series A Notes and to use its best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer. This Agreement, the Indenture, the Notes, the Note Guarantees, the Registration Rights Agreement, the Merger Agreement, the Equity Commitment Letters and the Stock Purchase Agreements (each as defined in the Merger Agreement) and the Credit Agreement are hereinafter sometimes referred to collectively as the "Operative Documents."

     4. Delivery and Payment.

          (a) Delivery of, and payment of the Purchase Price for, the Series A Notes shall be made at the offices of Davis Polk & Wardwell, New York, New York, or such other location as may

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

be mutually acceptable. Such delivery and payment shall be made at 11:00 a.m. New York City time, on April 15, 1999 or at such other time on the same date or such other date as shall be agreed upon by the Initial Purchasers and the Company in writing. The time and date of such delivery and the payment for the Series A Notes are herein called the "Closing Date."

          (b) One or more of the Series A Notes in definitive global form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the Series A Notes (collectively, the "Global Note"), shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct) in each case with any transfer taxes thereon duly paid by the Company against payment by the Initial Purchasers of the Purchase Price thereof by wire transfer in immediately available funds to the order of the Company. The Global Note shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

     5. Agreements of the Company and the Guarantor. Each of the Company and the Guarantor hereby agrees with the Initial Purchasers as follows:

          (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Series A Notes for offering or sale in any jurisdiction designated by the Initial Purchasers pursuant to Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein not misleading. The Company and the Guarantor shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws, the Company and the Guarantor shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time; provided, however, that neither the Company nor the Guarantor shall be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation, other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

          (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request for the time period specified in Section 5(c). Subject to the Initial Purchasers' compliance with their representations and warranties and agreements set forth in Section 7 hereof, the Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

          (c) During such period as in the opinion of counsel for the Initial Purchasers an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchasers and in connection with market-making activities of DLJ for so long as any Series A Notes are outstanding, (i) not to make any amendment or supplement to the Offering Memorandum of


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

which the Initial Purchasers shall not previously have been advised or to which the Initial Purchasers shall reasonably object after being so advised and (ii) to prepare promptly upon DLJ's or the Initial Purchasers' reasonable request, any amendment or supplement to the Offering Memorandum which may be necessary or advisable in connection with such Exempt Resales or such market-making activities.

          (d) If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchasers, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchasers, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to each Initial Purchaser and such other persons as either Initial Purchaser may designate such number of copies thereof as either Initial Purchaser may reasonably request.

          (e) Prior to the sale of all Series A Notes pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the registration or qualification of the Series A Notes for offer and sale to the Initial Purchasers and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, neither the Company nor the Guarantor shall be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

          (f) So long as the Notes are outstanding, (i) to mail and make generally available as soon as practicable after the end of each fiscal year to the record holders of the Notes a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by the Company's independent public accountants and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

          (g) So long as the Notes are outstanding, to furnish to each Initial Purchaser as soon as available copies of all reports or other communications furnished by the Company or the Guarantor to its security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company or the Guarantor is listed and such other publicly available information concerning the Company and/or its subsidiaries as either Initial Purchaser may reasonably request.

          (h) So long as any of the Series A Notes remain outstanding and during any period in which the Company and the Guarantor are not subject to
Section 13 or 15(d) of the Securities


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Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any holder of Series A Notes in connection with any sale thereof and any prospective purchaser of such Series A Notes from such holder, the information ("Rule 144A Information") required by Rule 144A(d)(4) under the Act.

          (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company and the Guarantor under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Company and the Guarantor and accountants of the Company and the Guarantor in connection with the sale and delivery of the Series A Notes to the Initial Purchasers and pursuant to Exempt Resales, and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements), including the mailing and delivering of copies thereof to the Initial Purchasers and persons designated by them in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Series A Notes to the Initial Purchasers and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Series A Notes, (iv) all expenses in connection with the registration or qualification of the Series A Notes for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Initial Purchasers in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Series A Notes, (vi) all expenses and listing fees in connection with the application for quotation of the Series A Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (vii) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture and the Notes, (viii) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (ix) any fees charged by rating agencies for the rating of the Notes, (x) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the Registration Rights Agreement, and (xi) all other costs and expenses incident to the performance of the obligations of the Company and the Guarantor hereunder for which provision is not otherwise made in this Section.

          (j) To use its best efforts to effect the inclusion of the Series A Notes in PORTAL and to maintain the listing of the Series A Notes on PORTAL for so long as the Series A Notes are outstanding.

          (k) To obtain the approval of DTC for "book-entry" transfer of the Notes, and to comply with all of its agreements set forth in the representation letter of the Company and the Guarantor to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

          (l) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or the Guarantor or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company or the Guarantor substantially similar to the Notes and the Note Guarantees (other than (i) the Notes and the Note Guarantees and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Initial Purchasers.

          (m) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes to the Initial Purchasers or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Series A Notes under the Act.


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          (n) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes and the related Note Guarantees.

          (o) To cause the Exchange Offer to be made in the appropriate form to permit Series B Notes and the guarantees thereof by the Guarantor registered pursuant to the Act to be offered in exchange for the Series A Notes and the Note Guarantees to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

          (p) To comply with all of its agreements set forth in the Registration Rights Agreement.

          (q) To cause the Merger to be consummated on the Closing Date concurrently with the closing hereunder of the offering of the Series A Notes.

          (r) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Series A Notes and the Note Guarantees.

          (s) For so long as any of the Series A Notes are outstanding and if, in the reasonable judgement of either Initial Purchaser or its counsel, such Initial Purchaser or any of its affiliates (as defined in the rules and regulations under the Securities Act) is required to deliver a prospectus (any such prospectus, a "Market Making Prospectus") in connection with sales of the Series A Notes, to (i) provide such Initial Purchaser, without charge, as many copies of the Market Making Prospectus as such Initial Purchaser may reasonably request, (ii) periodically amend the Registration Statement so that the information contained in the Registration Statement complies with the requirements of Section 10(a) of the Securities Act, (iii) amend the Registration Statement or amend or supplement the Market Making Prospectus when necessary to reflect any material changes in the information provided therein and promptly file such amendment or supplement with the Commission,
(iv) provide such Initial Purchaser with copies of each amendment or supplement so filed and such other documents, including opinions of counsel and "comfort" letters, as such Initial Purchaser may reasonably request and
(v) indemnify such Initial Purchaser with respect to the Market Making Prospectus and, if applicable, contribute to any amount paid or payable by such Initial Purchaser in a manner substantially identical to that specified in Section 8 hereof (with appropriate modifications). The Company and the Guarantor consent to the use, subject to the provisions of the Securities Act and the state securities or Blue Sky laws of the jurisdictions in which the Series A Notes or the Note Guarantees are offered by such Initial Purchaser, of each Market Making Prospectus.

     6. Representations, Warranties and Agreements of the Company and the Guarantor. As of the date hereof, each of the Company and the Guarantor represents and warrants to, and agrees with, each of the Initial Purchasers that:

          (a) The Preliminary Offering Memorandum and the Offering Memorandum do not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.



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          (b) Each of the Company and its subsidiaries has been duly organized, is validly existing as a company in good standing under the laws of its jurisdiction of organization and has the requisite power and authority to carry on its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign entity authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not (i) have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, or (ii) in any manner draw into question the validity of this Agreement or any of the other Operative Documents (the events referred to in clauses (i) or (ii), each a "Material Adverse Effect").

          (c) All equity interests of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

          (d) The entities listed on Schedule B hereto are the only subsidiaries, direct or indirect, of the Company. All of the outstanding equity interests of each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "Lien"). No subsidiary listed on Schedule B hereto, other than the Guarantor, has (i) contributed in the last three fiscal years greater than 1% of the Company's consolidated contract revenues, EBITDA (as defined in the Offering Memorandum) or net income or (ii) at December 31, 1998 or as of the date hereof constituted greater than 1% of the consolidated total assets of the Company.

          (e) This Agreement has been duly authorized, executed and delivered by the Company and the Guarantor.

          (f) The Indenture has been duly authorized by the Company and the Guarantor and, on the Closing Date, will have been validly executed and delivered by the Company and the Guarantor. When the Indenture has been duly executed and delivered by the Company and the Guarantor, the Indenture will be a valid and binding agreement of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms except as
(i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

          (g) The Series A Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Series A Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Series A Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Series A Notes will conform as to legal matters to the description thereof contained in the Offering Memorandum.

          (h) On the Closing Date, the Series B Notes will have been duly authorized by the Company. When the Series B Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Series B Notes will be entitled to the benefits of the



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Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (i) The Note Guarantees in respect of the Series A Notes have been duly authorized by the Guarantor and, on the Closing Date, will have been duly executed and delivered by the Guarantor. When the Series A Notes have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Note Guarantees will be entitled to the benefits of the Indenture and will be the valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principals of general applicability. On the Closing Date, the Note Guarantees will conform as to legal matters to the description thereof contained in the Offering Memorandum.

          (j) The Note Guarantees in respect of the Series B Notes have been duly authorized by the Guarantor and, when the Series B Notes have been issued, will have been duly executed and delivered by the Guarantor. When the Series B Notes have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Note Guarantees will be entitled to the benefits of the Indenture and will be the valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. When the Series B Notes are issued, authenticated and delivered, the Note Guarantees in respect of the Series B Notes will conform as to the legal matters to the description thereof in the Offering Memorandum.

          (k) The Registration Rights Agreement has been duly authorized by the Company and the Guarantor and, on the Closing Date, will have been duly executed and delivered by the Company and the Guarantor. When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be a valid and binding agreement of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Registration Rights Agreement will conform as to legal matters to the description thereof in the Offering Memorandum.

          (l) All indebtedness of the Company that will be repaid with the proceeds of the issuance and sale of the Series A Notes was incurred, and the indebtedness represented by the Series A Notes is being incurred, for proper purposes and in good faith; and the Company was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) solvent, and had at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes and will have on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) sufficient capital for carrying on its respective business and was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) able to pay its respective debts as they mature.

          (m) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, except for such defaults which, singly or in the aggregate, would not have a Material Adverse Effect.

          (n) The execution, delivery and performance of this Agreement and the other Operative Documents by the Company and the Guarantor, compliance by the Company and the Guarantor with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states or such as have been or prior to the Closing Date will be obtained), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, (A) the charter or by-laws of the Company or any of its subsidiaries or (B) any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, or
(v) result in the termination, suspension or revocation of any Authorization (as defined below) of the Company or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization; except
(1) insofar as there is required any consent, approval, authorization, filing, notification or other action that both (x) is described in Section 3.01, 3.11 or 9.02(e) of the Merger Agreement or listed in Section 3.11 or 9.02(e) of the Disclosure Schedule (as defined in the Merger Agreement) and (y) either (I) has been or prior to the Closing Date will be obtained or made or (II) both
(A) is described in the Offering Memorandum under "Risk Factors--Risks relating to our governmental contracts--Our acquisition requires Department of Defense approval" and (B) would not, singly or in the aggregate, have a Material Adverse Effect and (2) in the case of clauses (i), (ii)(B), (iv) or
(v), as would not, singly or in the aggregate, have a Material Adverse Effect.

          (o) No action has been taken and no law, statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the execution, delivery and performance of any of the Operative Documents or the issuance of the Series A Notes or suspends the sale of the Series A Notes in any jurisdiction referred to in Section 5(e); and no injunction, restraining order or other order or relief of any nature by a federal or state court or other tribunal of competent jurisdiction has been issued with respect to the Company or any of its subsidiaries which would prevent or suspend the issuance or sale of the Series A Notes or the Note Guarantees in any jurisdiction referred to in Section 5(e).

          (p) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject, which would be reasonably expected to result, singly or in the aggregate, in a Material Adverse Effect.

          (q) Neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental

Laws"), any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder or any provisions of the Truth in Negotiations Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

          (r) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

          (s) Each of the Company and its subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

          (t) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names ("intellectual property") currently employed by them in connection with the business now operated by them except where the failure to own or possess or otherwise be able to acquire such intellectual property would not, singly or in the aggregate, have a Material Adverse Effect; and, to the best of the Company's knowledge, neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of such intellectual property which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

          (u) There is no (i) significant unfair labor practice complaint, grievance or arbitration proceeding pending or threatened against the Company or any of its subsidiaries before the National Labor Relations Board or any state or local labor relations board, (ii) strike, labor dispute, slowdown or stoppage pending or threatened against the Company or any of its subsidiaries or (iii) union representation question existing with respect to the employees of the Company or any of its subsidiaries, except in the case of clauses (i),
(ii) and (iii) for such actions which, singly or in the aggregate, would not have a Material Adverse Effect. To the best knowledge of the Company, no collective bargaining organizing activities are taking place with respect to the Company or any of its subsidiaries.

          (v) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
(iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (w) The accountants, PricewaterhouseCoopers LLP, that have certified the financial statements and supporting schedules included in the Preliminary Offering Memorandum and the Offering Memorandum are independent public accountants with respect to the Company and the Guarantor, as required by the Act and the Exchange Act.

          (x) The historical financial statements, together with related schedules and notes forming part of the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

          (y) The pro forma financial statements included in the Preliminary Offering Memorandum and the Offering Memorandum have been prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Preliminary Offering Memorandum and the Offering Memorandum; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the Act. The other pro forma financial and statistical information and data included in the Offering Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial statements.

          (z) Neither the Company nor the Guarantor is or, after giving effect to the offering and sale of the Series A Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

          (aa) Except as otherwise disclosed in the Offering Memorandum and except for any agreement described in the Merger Agreement that will have terminated at or prior to the Closing Date, there are no contracts, agreements or understandings between the Company or the Guarantor and any person granting such person the right to require the Company or the Guarantor to file a registration statement under the Act with respect to any securities of the Company or the Guarantor or to require the Company or the Guarantor to include such securities with the Notes and the Note Guarantees registered pursuant to any Registration Statement.

          (bb) Neither the Company nor any of its subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Series A Notes or the Note Guarantees to violate Regulation T (12 C.F.R. Part
220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

          (cc) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company or the Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company's or any Guarantor's retaining any rating assigned to the Company or the Guarantor or any securities of the Company or the Guarantor or (ii) has indicated to the Company or the Guarantor that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company or the Guarantor or any securities of the Company or the Guarantor.

          (dd) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

          (ee) Each of the representations and warranties of the Company in Sections 3.10(c), (d) and (e), 3.17 and 3.23 of Article III of the Merger Agreement is true and correct as of the date hereof.

          (ff) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

          (gg) When the Series A Notes and the Note Guarantees are issued and delivered pursuant to this Agreement, neither the Series A Notes nor the Note Guarantees will be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company or the Guarantor that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

          (hh) No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company or the Guarantor or any of their representatives (other than the Initial Purchasers, as to whom the Company and the Guarantor make no representation) in connection with the offer and sale of the Series A Notes contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Series A Notes or the Note Guarantees have been issued and sold by the Company or the Guarantor, respectively, within the six-month period immediately prior to the date hereof.

          (ii) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

          (jj) Neither the Company, the Guarantor nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantor make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Act ("Regulation S") with respect to the Series A Notes or the Note Guarantees.

          (kk) The Series A Notes offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

          (ll) The sale of the Series A Notes pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

          (mm) The Company, the Guarantor, its affiliates and all persons acting on its behalf (other than the Initial Purchasers, as to whom the Company and the Guarantor make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Series A Notes outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902(h).

          (nn) The Series A Notes sold in reliance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903(c)(3) of the Act and only upon certification of beneficial ownership of such Series A Notes by non-U.S. persons or U.S. persons who purchased such Series A Notes in transactions that were exempt from the registration requirements of the Act.

          (oo) No registration under the Act of the Series A Notes and the Note Guarantees is required for the sale of the Series A Notes and the Note Guarantees to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchasers' representations and warranties and agreements set forth in Section 7 hereof.

          (pp) Each of the representations and warranties set forth in clauses
(a) through (oo) of this Section 6 will be true and correct as of the Effective Time upon consummation of the Merger.

          (qq) Each certificate signed by any officer of the Company and the Guarantor and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company and the Guarantor to the Initial Purchasers as to the matters covered thereby.

     The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 9 hereof, counsel to the Company and the Guarantor and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

     7. Initial Purchasers' Representations and Warranties. Each of the Initial Purchasers, severally and not jointly, represents and warrants to the Company and the Guarantor, and agrees that:

          (a) Such Initial Purchaser is a QIB with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

          (b) Such Initial Purchaser (A) is not acquiring the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series A Notes only (x) to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and (y) in offshore transactions in reliance upon Regulation S under the Act.

          (c) Such Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of the Series A Notes pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (d) Such Initial Purchaser agrees that, in connection with Exemp Resales, such Initial Purchaser will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, Eligible Purchasers. Each Initial Purchaser further agrees that it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from, (A) Eligible Purchasers that such Initial Purchaser reasonably believes are QIBs and (B) Regulation S Purchasers, in each case, that agree that (x) the Series A Notes purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Series A Notes, only (I) to the Company or any of its subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act, (III) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 of the Act, (IV) in a transaction meeting the requirements of Rule 144 under the Act, (V) to an Accredited Institution that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Series A Note (the form of which may be obtained from the Trustee) and, if such transfer is in respect of an aggregate principal amount of Series A Notes less than $250,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Act,
(VI) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Company) or
(VII) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Series A Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

          (e) Such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Series
A Notes or the Note Guarantees.

          (f) The Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

          (g) The sale of the Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

          (h) Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Series A Notes in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Act (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Series A Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Act or another exemption from the registration requirements of the Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Series A Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Series A Notes, except such advertisements as permitted by and include the statements required by Regulation S.

          (i) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Series A Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903(c)(3) under the Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

                  "The Series A Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or
                  (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Series A Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

          (j) Such Initial Purchaser agrees that the Series A Notes offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903(c)(3) of the Act and only upon certification of beneficial ownership of such Series A Notes by non-U.S. persons or U.S. persons who purchased such Series A Notes in transactions that were exempt from the registration requirements of the Act.

          (k) Pursuant to and for purposes of Section 506(b) of the General Corporation Law of the State of California, each of the Initial Purchasers consents to the payment of the Merger Consideration to the former shareholders of the Company pursuant to the Merger Agreement.

          Such Initial Purchaser acknowledges that the Company, the Guarantor and, for purposes of the opinions to be delivered to each Initial Purchaser pursuant to Section 9 hereof, counsel to the Company and the Guarantor and counsel to each Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and such Initial Purchaser hereby consents to such reliance.

     8.  Indemnification

          (a) The Company and the Guarantor agree, jointly and severally, to indemnify and hold harmless the Initial Purchasers, their directors, their officers and each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or any Rule 144A Information provided by the Company or the Guarantor to any holder or prospective purchaser of Series A Notes pursuant to Section 5(h) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to an Initial Purchaser furnished in writing to the Company by such Initial Purchaser; provided, however, that the foregoing indemnity agreement with respect to any Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchaser who failed to deliver a Final Offering Memorandum (as then amended or supplemented, provided by the Company to the Initial Purchasers in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages and liabilities and judgements caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the Final Offering Memorandum.

          (b) Each of the Initial Purchasers, severally and not jointly, agrees to indemnify and hold harmless the Company and the Guarantor and their respective directors and officers and each person, if any, who controls
(within the meaning of Section 15 of the Act or Section 20 of the Exchange
Act) the Company or the Guarantor, to the same extent as the foregoing indemnity from the Company and the Guarantor to such Initial Purchaser but only with reference to information relating to an Initial Purchaser furnished in writing to the Company by such Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

          (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), no Initial Purchaser shall be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of such Initial Purchaser. Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party,
(ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or
(iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by DLJ, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

          (d) To the extent the indemnification provided for in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Series A Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Guarantor, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor, on the one hand and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Notes (after underwriting discounts and commissions, but before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchasers bear to the total price to investors of the Series A Notes, in each case as set forth in the Offering Memorandum. The relative fault of the Company and the Guarantor, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantor, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Guarantor and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of Series A Notes purchased by each of the Initial Purchasers hereunder and not joint.

          (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     9. Conditions of Initial Purchaser's Obligations. The obligations each of the Initial Purchasers to purchase the Series A Notes under this Agreement are subject to the satisfaction of each of the following conditions:

          (a) All the representations and warranties of the Company and the Guarantor contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

          (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any Guarantor or any securities of the Company or any Guarantor (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any Guarantor or any securities of the Company or any Guarantor by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

          (c) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in the judgment of the Initial Purchasers, is material and adverse and, in the judgment of the Initial Purchasers, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum.

          (d) Each Initial Purchaser shall have received on the Closing Date certificates, dated the Closing Date, signed by the president and the chief financial officer of the Company and of the Guarantor, (i) confirming the matters set forth in Sections 6(dd), 9(a) and 9(b) and stating that the Company and the Guarantor have complied with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date and (ii) substantially in the form of Exhibit B hereto, respectively.

          (e) Each Initial Purchaser shall have received on the Closing Date an opinion (satisfactory to each Initial Purchaser and counsel for the Initial Purchasers), dated the Closing Date, of Seyfarth, Shaw, Fairweather & Geraldson, counsel for the Company and the Guarantor, to the effect that:

                    (i) each of the Company and the Guarantor has been incorporated, is (and, upon consummation of the Merger as of the Effective Time, will be) validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has (and, upon consummation of the Merger as of the Effective Time, will have) the corporate power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties;

               (ii) each of the Company and the Guarantor is qualified and is in good standing as a foreign corporation authorized to do business in each of the respective jurisdictions set forth in an attached officer's certificate of the Company and the Guarantor (which officer's certificate shall state that it sets forth each jurisdiction in which the nature of the business of the Company or the Guarantor or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect);

               (iii) all the outstanding shares of capital stock of the Company, upon consummation of the Merger as of the Effective Time, will have been duly authorized and validly issued and will be fully paid and non-assessable;

               (iv) all of the outstanding shares of capital stock of the Guarantor have been duly authorized and validly issued and are fully paid and non-assessable, and are owned of record by the Company;

               (v) the Series A Notes and the Series B Notes have been duly authorized by the Company;

               (vi) each of the Indenture, this Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company;

               (vii) the execution, delivery and performance of this Agreement, the Indenture, the Registration Rights Agreement, the Notes and the Note Guarantees by such of the Company and the Guarantor as is a party thereto, the compliance by the Company and the Guarantor with all applicable provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby do not and will not
          (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency, (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or the Guarantor or any indenture, loan agreement, mortgage, lease or other agreement or instrument (other than any Operative Document or any government contract) that has been identified in an attached certificate of the chief financial officer of the Company (which certificate shall state that it sets forth each agreement or instrument that is (or, upon consummation of the Merger as of the Effective Time, will be) material to the Company and the Guarantor, taken as a whole, to which the Company or the Guarantor is (or, upon consummation of the Merger as of the Effective Time, will be) a party or by which the Company or the Guarantor or their respective property is (or, upon consummation of the Merger as of the Effective Time, will be) bound), (iii) violate or conflict with any applicable federal law, rule or regulation, (iv) to the best of such counsel's knowledge, result in the imposition or creation of (or the obligation to create or impose) a Lien under, any such agreement or instrument so set forth on the aforementioned certificate, (v) to the best of such counsel's knowledge, result in the termination, suspension or revocation of any Authorization (as defined below) of the Company or the Guarantor or result in any other impairment of the rights of the holder of any such Authorization or (vi) to the best of such counsel's knowledge, conflict with any judgment, writ, injunction, decree, order or ruling or any court or governmental authority binding on the Company or the Guarantor;

               (viii) except as otherwise described in the Offering Memorandum, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or the Guarantor is a party or to which any of their respective property is subject, which would reasonably be expected to result, singly or in the aggregate, in a Material Adverse Effect;

               (ix) to the best of such counsel's knowledge, there are (and, upon consummation of the Merger as of the Effective Time, will be) no contracts, agreements or understandings between the Company or the Guarantor and any person (other than the Registration Rights Agreement) granting such person the right to require the Company or the Guarantor to file a registration statement under the Act with respect to any securities of the Company or the Guarantor (except as otherwise described in the Offering Memorandum) or to require the Company or the Guarantor to include such securities with the Notes and the Note Guarantees registered pursuant to any registration statement; and

               (x) such counsel has no reason to believe that, as of the date of the Offering Memorandum or as of the Closing Date, the Offering Memorandum, as amended or supplemented, if applicable (except for the financial statements, financial estimates and other financial or statistical data included therein, as to which such counsel need not express any belief) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     The opinion of such counsel described in Section 9(e) above shall be rendered to each Initial Purchaser at the request of the Company and the Guarantor and shall so state therein. In giving such opinion with respect to the matters covered by Section 9(e)(x), such counsel may state that their opinion and belief are based upon their participation in the preparation of the Offering Memorandum and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

          (f) Each Initial Purchaser shall have received on the Closing Date an opinion (satisfactory to each Initial Purchaser and counsel for the Initial Purchasers), dated the Closing Date, of Davis Polk & Wardwell to the effect that:

               (i) assuming the Series A Notes have been duly authorized by the Company, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement and upon consummation of the Merger as of the Effective Time, the Series A Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except (x) as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, (y) as such enforcement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (z) to the extent that a waiver of rights under any usury or stay law may be unenforceable; we express no opinion, however, as to the applicability (and, if applicable, the effect) of Section 548 of the United States Bankruptcy Code or any comparable provision of state law to the questions addressed above or on the conclusions expressed with respect thereto

               (ii) the Note Guarantees have been duly authorized by the Guarantor and, assuming the Series A Notes have been duly authorized, when the Series A Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement and upon consummation of the Merger as of the Effective Time, the Note Guarantees will be valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their terms except (x) as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, (y) as such enforcement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and
          (z) to the extent that a waiver of rights under any usury or stay law may be unenforceable; we express no opinion, however, as to the applicability (and, if applicable, the effect) of Section 548 of the United States Bankruptcy Code or any comparable provision of state law to the questions addressed above or on the conclusions expressed with respect thereto;

               (iii) the Indenture has been duly authorized, executed and delivered by the Guarantor and is (and, upon consummation of the Merger as of the Effective Time, will be) a valid and binding agreement of the Guarantor and (assuming due authorization, execution and delivery by the Company) the Company, enforceable against the Company and the Guarantor in accordance with its terms, except (x) as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, (y) as such enforcement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (z) to the extent that a waiver of rights under any usury or stay law may be unenforceable; we express no opinion, however, as to the applicability (and, if applicable, the effect) of Section 548 of the United States Bankruptcy Code or any comparable provision of state law to the questions addressed above or on the conclusions expressed with respect thereto;

               (iv) this Agreement has been duly authorized, executed and delivered by the Guarantor;

               (v) the Registration Rights Agreement has been duly authorized, executed and delivered by the Guarantor and is (and, upon consummation of the Merger as of the Effective Time, will be) a valid and binding agreement of the Guarantor and (assuming due authorization, execution and delivery by the Company) the Company, enforceable against the Company and the Guarantor in accordance with its terms, except (x) as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws effecting creditors' rights generally, (y) as such enforcement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and
          (z) as rights to indemnity and contribution thereunder may be limited by applicable law;

               (vi) the execution and delivery of this Agreement and the other Operative Documents (other than the Credit Agreement) and compliance by the Company and the Guarantor to the extent a party thereto with the provisions thereof and the consummation of the Merger by the Company will not conflict with, constitute a default under or violate
          (w) any of the terms, conditions or
          provisions of the certificate of incorporation or bylaws of the Guarantor, (x) any of the terms, conditions or provisions of any of the Operative Documents, (y) any Delaware corporate, New York or federal law or regulation
          (other than federal and state securities or blue sky laws and any federal procurement or export control statute or regulation, as to which we express no opinion) or (z) to such counsel's knowledge, based solely upon inquiry of appropriate officers of the Company and the Guarantor, any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Company or any of its subsidiaries of which such counsel is aware;

               (vii) no consent, approval, waiver, license or authorization or other action by or filing with any Delaware corporate, New York or federal governmental authority is required in connection with the execution and delivery by the Company or the Guarantor of this Agreement and the other Operative Documents (other than the Credit Agreement) to the extent a party thereto or the consummation by the Company or the Guarantor of its obligations thereunder or the consummation of the Merger by the Company, except for (v) the applicable requirements of federal and state securities or blue sky laws, as to which we express no opinion, (w) any consent, approval or authorization that is described in the second paragraph of Section 9.02(e) of the Disclosure Schedule (as defined in the Merger Agreement), (x) those required by any federal procurement or export control statute or regulation, (y) those arising in connection with any classified contract the existence of which has not been disclosed to such counsel and (z) those already obtained or made and which are in full force and effect;

               (viii) neither the Company nor the Guarantor is or, afte giving effect to the offering and sale of the Series A Notes and the Note Guarantees and the application of the net proceeds thereof as described in the Offering Memorandum and upon consummation of the Merger as of the Effective Time, will be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

               (ix) the statements in the Offering Memorandum under the captions "The Acquisition and Financing", "Certain Relationships and Related Party Transactions", "Description of New Credit Facility", "Description of Senior Subordinated Notes" and "Plan of Distribution" and the descriptions of the stock option plan under "Executive Compensation--New Stock Option Plan", insofar as such statements or descriptions constitute a summary of the legal matters or documents referred to therein, fairly present in all material respects such legal matters or documents;

               (x) the Indenture complies as to form in all material respects with the requirements of TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder; and

               (xi) it is not necessary in connection with the offer, sale and delivery of the Series A Notes and the Note Guarantees to the Initial Purchasers in the manner contemplated by this Agreement or in connection with the initial placement of the Series A Notes and the Note Guarantees by the Initial Purchasers in the manner contemplated by the Offering Memorandum pursuant to Exempt Resales to qualify the Indenture under the TIA, and no registration under the Securities Act of the Series A Notes or the Note Guarantees is required for the sale of the Series A Notes and the Note
          Guarantees to the Initial Purchasers as contemplated by this Agreement or for the initial placement of the Series
          A Notes and the Note Guarantees by the Initial Purchasers in the manner contemplated by the Offering Memorandum pursuant to Exempt Resales assuming the (i) each Initial
          Purchaser is a QIB, (ii) the accuracy of, and compliance with, each Initial Purchaser's representations and agreements contained in Section 7 of this Agreement, and
          (iii) the accuracy of the agreements and representations of the Company set forth in Sections 5(h) and (m) and 6(ff), (gg), (hh), (jj), (kk) and (ll) of this Agreement;
          and such counsel expresses no opinion as to any other offer or sale.

     In addition, such counsel shall state that it has participated in the preparation of the Offering Memorandum and any amendments or supplements thereto, if applicable, and that although such counsel has not independently verified the accuracy, completeness or fairness of the statements contained therein, except as stated, no facts have come to such counsel's attention to cause it to believe that, as of the date of the Offering Memorandum or as of the Closing Date, the Offering Memorandum, as amended or supplemented, if applicable (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need not express any belief) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     The opinion of such counsel described in this Section 9(f) shall be rendered to the Initial Purchasers at the request of the Company and the Guarantor and shall so state therein.

          (g) Each Initial Purchaser shall have received on the Closing Date an opinion (satisfactory to each Initial Purchaser and counsel for the Initial Purchasers), dated the Closing Date, of Crowell & Moring, limited regulatory counsel for DLJMB with respect to federal procurement matters, to the effect that:

               (i) The execution and delivery of this Agreement and the other Operative Documents and compliance by the Company and the Guarantor to the extent a party thereto with the provisions thereof and the consummation of the Merger by the Company will not conflict with, constitute a default under or violate (x) any of the terms, conditions or provisions of any government contract disclosed on
          Schedule 3.16(a)(i) of the Merger Agreement or (y) any federal procurement or export control statute or regulation, excluding any requirement of prior notice in respect of consummation of the Merger that would arise under any export control statute or regulation if the Company would come under foreign ownership, control or influence as a result of the Merger;

               (ii) no consent, approval, waiver, license or authorization or other action by or filing with any federal governmental authority is required under any federal procurement or export control statute or regulation in connection with the execution and delivery by the Company or the Guarantor of this Agreement and the other Operative Documents to the extent a party thereto or the consummation by the Company or the Guarantor of their obligations thereunder or the consummation of the Merger by the Company, except for those already obtained and which are in full force and effect and excluding any requirement of prior notice in respect of consummation of the Merger that would arise under any export control statute or regulation if the Company would come under foreign ownership, control or influence as a result of the Merger; and

               (iii) the information contained in the Offering Memorandum under the headings "Risk Factors--Risks relating to our government contracts--Our contract may be terminated or adjusted" and "--Our contracts are subject to additional risks", "--Our international business is subject to risks", and "--Limits on protecting our intellectual property may adversely affect us"; and "Business-- Government Contracts; Regulatory Matters", insofar as such statements constitute a summary of (A) U.S. government regulatory matters relating to federal procurement contracts or the export control laws and regulations affecting performance of international government contracts or (B) the terms and conditions of the government contracts disclosed on Schedule 3.16(a)(i) of the Merger Agreement, fairly, when such information is read together with related disclosure contained elsewhere in the Offering Memorandum, present in all material respects such regulatory matters and the legal effect of such contracts.

     In addition, it is understood that such counsel may state that, except with respect to the terms and conditions of the Company's federal procurement contracts and international contracts and the application of U.S. federal procurement statutes and export control laws and regulations to the performance of those contracts, such counsel did not participate in the preparation of the Offering Memorandum or any amendments or supplements thereto or the negotiation of the Operative Documents nor has such counsel independently verified the accuracy, completeness or fairness of statements contained in the Offering Memorandum except as specified in clause (iii) above. The opinion of such counsel described in this Section 9(g) shall be rendered to the Initial Purchasers at the request of DLJMB and shall so state therein.

          (h) On the Closing Date, the Initial Purchasers shall have received copies of all opinions rendered in connection with the Merger Agreement or the
 Credit Agreement, addressed to the Initial Purchasers.

          (i) Each Initial Purchaser shall have received on the Closing Date an opinion, dated the Closing Date, of Weil, Gotshal & Manges LLP, counsel for the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers.

          (j) Each Initial Purchaser shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers from PricewaterhouseCoopers LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to each Initial Purchaser with respect to the financial statements and certain financial information contained in the Offering Memorandum.

          (k) The Initial Purchasers shall have received, on the Closing Date, an opinion (satisfactory to each Initial Purchaser and counsel for the Initial Purchasers), dated the Closing Date, of Houlihan Lokey Howard & Zukin with respect to the solvency of the Company after giving effect to the Purchase, the Investment, the Merger, the Financing and the other transactions contemplated by the Operative Documents.

          (l) Each condition to closing contemplated by the Credit Agreement (other than the issuance and sale of the Series A Notes pursuant hereto) shall have been satisfied or waived. There shall exist at and as of the Closing Date (after giving effect to the transactions contemplated by this Agreement and the other Operative Documents) no conditions that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default) under the Credit Agreement. On the Closing Date, the closing under the Credit Agreement shall have been consummated on terms that conform in all material respects to the description thereof in the Offering Memorandum and the Initial Purchasers shall have received evidence satisfactory to each of them of the consummation thereof.

          (m) Each condition to closing contemplated by the Merger Agreement (other than the issuance and sale of the Series A Notes pursuant hereto) shall have been satisfied or waived. There shall exist at and as of the Closing Date (after giving effect to the transactions contemplated by this Agreement and the other Operative Documents) no conditions that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default) under the Merger Agreement. The Company shall have delivered to the Initial Purchasers copies of the Agreement of Merger required under the CGCL to be filed by the Secretary of State of the State of California in the office thereof in order to effect the Merger, together with evidence satisfactory to each of them as to the receipt thereof by the Secretary of State of the State of California for such filing, and such Agreement of Merger shall, in accordance with the CGCL, specify that the Merger shall become effective as of the Closing Date. On the Closing Date, the Merger shall have been consummated on terms that conform in all material respects to the description thereof in the Offering Memorandum (other than the filing of such Agreement of Merger by the Secretary of State of the State of California), and the Initial Purchasers shall have received evidence satisfactory to each of them of the consummation thereof.

          (n) On the Closing Date, the Purchase and the Investment shall have been consummated on terms that conform in all material respects to the description thereof in the Offering Memorandum, and the Initial Purchasers shall have received evidence satisfactory to each of them of the consummation thereof.

          (o) On the Closing Date, the Notes (as defined in Section 7.10 of the Merger Agreement) and the Senior Debt shall have been prepaid in full, all amounts due under the Warrant Termination Agreement and the Option Termination Agreement shall have been paid in full, and the Initial Purchasers shall have received evidence of such payments.

          (p) The Series A Notes shall have been approved by the NASD for trading and duly listed in PORTAL.

          (q) Each Initial Purchaser shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Company, the Guarantor and the Trustee.

          (r) The Company and the Guarantor shall have executed the Registration Rights Agreement and each Initial Purchaser shall have received an original copy thereof, duly executed by the Company and the Guarantor.

          (s) Neither the Company nor the Guarantor shall have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company or the Guarantor, as the case may be, at or prior to the Closing Date.

     10. Effectiveness of Agreement and Termination. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

     This Agreement may be terminated at any time on or prior to the Closing Date by either Initial Purchaser by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in such Initial Purchaser's judgment, is material and adverse and, in such Initial Purchaser's judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company or the Guarantor on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in the opinion of the Initial Purchasers materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the opinion of the Initial Purchasers has a material adverse effect on the financial markets in the United States.

     If on the Closing Date any one or more of the Initial Purchasers shall fail or refuse to purchase the Series A Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased on such date by all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the principal amount of the Series A Notes set forth opposite its name in Schedule A bears to the aggregate principal amount of the Series A Notes which all the non-defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Series A Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of the Series A Notes which any Initial Purchaser has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of the Series A Notes without the written consent of such Initial Purchaser. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the Series A Notes and the aggregate principal amount of the Series A Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Series A Notes to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Company for purchase of such the Series A Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser and the Company. In any such case which does not result in termination of this Agreement, either the non-defaulting Initial Purchaser or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchaser under this Agreement.

     11. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company or the Guarantor, to Condor Systems, Inc., 2133 Samaritan Drive, San Jose, California 95124, Attention: Gary M. Viljoen and (ii) if to the Initial Purchasers, c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

     The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, the Guarantor and the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Series A Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers, the officers or directors of the Initial Purchasers, any person controlling an Initial Purchaser, the Company, the Guarantor, the officers or directors of the Company or the Guarantor, or any person controlling the Company or the Guarantor, (ii) acceptance of the Series A Notes and payment for them hereunder and (iii) termination of this Agreement.

     If for any reason the Series A Notes are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Company and the Guarantor agree to reimburse each Initial Purchaser for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof. The Company and the Guarantor also agree to reimburse each Initial Purchaser and its officers, directors and each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act for any and all fees and expenses (including without limitation the fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under Section 8).

      Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Guarantor, the Initial Purchasers, the Initial Purchasers' directors and officers, any controlling persons referred to herein, the directors of the Company and the Guarantor and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Series A Notes from the Initial Purchasers merely because of such purchase.

     This Agreement shall be governed and construed in accordance with the laws of the State of New York.

     This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

     Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantor and the Initial Purchasers.

                                    Very truly yours,

                                    CONDOR SYSTEMS, INC.


                                    By: /s/ Gary M. Viljoen
                                       ----------------------------------------
                                    Name: Gary M. Viljoen
                                         --------------------------------------
                                    Title: Chief Financial Officer
                                          -------------------------------------



                                    CEI SYSTEMS, INC.


                                    By: /s/ Gary M. Viljoen
                                       ----------------------------------------
                                    Name: Gary M. Viljoen
                                         --------------------------------------
                                    Title: Chief Financial Officer
                                          -------------------------------------




DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION


By: /s/ Joseph A. Tamluk
   --------------------------------
Name: Joseph A. Tamluk
     ------------------------------
Title: Vice President
      -----------------------------



NATIONSBANC MONTGOMERY SECURITIES LLC


By: /s/ Jan A. Schipper
   --------------------------------
Name: Jan A. Schipper
     ------------------------------
Title: Vice President
      -----------------------------

                                  SCHEDULE A

                              INITIAL PURCHASERS


                                                               Principal Amount
Initial Purchasers                                                 of Notes
---------------------------------------------------            ----------------
Donaldson, Lufkin & Jenrette Securities Corporation             $   75,000,000

NationsBanc Montgomery Securities LLC                           $   25,000,000
                                                                --------------
         Total                                                  $  100,000,000

                                  SCHEDULE B

                                 SUBSIDIARIES



AirWave Capital, Inc.

AirWave Technology, Inc.

CEI Systems, Inc.

Condor Data Management Limited

Condor GmbH

WJCS, Inc.

                                   EXHIBIT A

                     FORM OF REGISTRATION RIGHTS AGREEMENT

                                   EXHIBIT B

                             Company's Certificate


     Condor Systems, Inc., a California corporation (the "Company") hereby certifies through its President and Chief Executive Officer and Chief Financial Officer pursuant to section 9(d) of the Purchase Agreement dated April 8, 1999, among the Company, CEI Systems, Inc., Donaldson, Lufkin & Jenrette Securities Corporation and NationsBanc Montgomery Securities LLC, as follows:

     1. Attached hereto is a schedule listing the assumptions used by the Company in preparing the Company's estimated annual cost savings from closure of the Sterling Plant and Management's estimate of (1) the amount of such cost savings reflected in the Company's results of operations for the year ended December 31, 1998 and (ii) the annual cost savings expected to be reflected in the Company's results of operations for 1999 and thereafter as set forth in the Offering Memorandum. Management of the Company believes that such assumptions are reasonable.

     Capitalized terms used herein but not otherwise define shall have their respective meanings set forth in the Purchase Agreement.

     In witness whereof, the Company, through the undersigned, has executed has executed this certificate as of the 15th day of April, 1999.


                                   CONDOR SYSTEMS, INC.

                                   By:_________________________________________
                                        Robert E. Young II
                                        President & Chief Executive Officer



                                   By:_________________________________________
                                        Gary M. Viljoen
                                        Chief Financial Officer